                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 August 27, 2001
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                Date of Report (date of earliest event reported)



                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                     0-16176                    84-1016459
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 (State or other                   (Commission               (I.R.S. Employer
  jurisdiction                     File Number)             Identification No.)
  of incorporation)



               32233 West Eight Mile Road, Livonia, Michigan 48152
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               (Address of principal executive offices) (Zip Code)



                                 (248) 477-6240
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               Registrant's telephone number, including area code



   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.

On August 27, 2001, McLaren Performance Technologies, Inc. issued the following press release:

         McLaren Performance Technologies Common Stock To Continue Trading on NASDAQ

         Livonia, Mich. (August 27, 2001)--McLaren Performance Technologies, Inc. (NASDAQ: MCLN) today announced that it has received notification from Nasdaq indicating that it has met all requirements for continued listing on the Nasdaq SmallCap Market. As a result, the Company's stock will continue to be traded on Nasdaq, and McLaren's hearing before the Nasdaq Listing Qualifications Panel has been canceled.

         McLaren, a Livonia, Mich.-based developer and manufacturer of high-performance automotive and traction systems, had received a Nasdaq Staff Determination on August 2, 2001, indicating that it failed to comply with the minimum bid price of $1 required for continued listing on The Nasdaq SmallCap Market. McLaren's stock has traded above the $1 minimum bid price since August 3, 2001.

         "The turnaround and growth initiatives implemented this year by the new management team have helped us increase sales and improve our bottom line," said Steven Rossi, president and chief executive officer of McLaren Performance Technologies. "We believe the increase in trading volume and the improvement in our stock price reflects McLaren's improved performance as well as our efforts to communicate more effectively with the investment community."

         McLaren provides full-service design, development, fabrication, manufacturing, testing, validation and certification of engines, powertrains and related components. In addition, it develops and a license patented traction-control technology and has full vehicle development and prototyping capability. McLaren was first established as the engine development company for Bruce McLaren Motor Racing, in 1969.

This release contains forward-looking statements within the meaning of Section 21E of the securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created thereby. These statements include the plans and objectives of management for future operations, including plans and objectives. The forward-looking statements herein are based on current expectations that involve judgments with respect to, among other things, future economic, competitive, and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any one of the assumptions could be inaccurate and, there fore, can be no assurance that the forward-looking statements included in this release will prove to be accurate.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    McLAREN PERFORMANCE TECHNOLOGIES, INC.



Date: August 28, 2001               By: /s/ Chris J. Panzl
                                       -----------------------------------------
                                       Chris J. Panzl, Chief Financial Officer